                                                                   EXHIBIT 10(d)


                                                                       EXHIBIT A

                                AMENDMENT NO. 3


          AMENDMENT NO. 3 dated as of August 11 1995 between FUND AMERICAN ENTERPRISES HOLDINGS, INC., a corporation duly organized and validly existing under the laws of the State of Delaware, FUND AMERICAN ENTERPRISES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware, and FFOG, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (collectively the "Borrowers") and THE
                                                           ---------
CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as agent for each of the Banks (as defined in the Credit Agreement referred to below) (in such capacity, the "Agent").
                               -----

          The Borrowers, the Banks and the Agent are parties to a Credit Agreement dated as of June 2, 1994 (as heretofore modified, supplemented and amended by Amendment No. 1 dated as of June 1, 1995 and by Amendment No. 2 dated as of August 2, 1995 and as in effect on the date hereof, the "Credit
                                                               ------
Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Banks to the Borrowers. The Borrowers, the Banks and the Agent wish to amend the Credit Agreement in certain respects, and the Banks have consented to the execution and delivery by the Agent of this Amendment No. 3. Accordingly, the parties hereto hereby agree as follows:

          Section 1.  Definitions.  Except as otherwise defined in this
                      -----------
Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

          Section 2.  Amendment.  Effective upon the execution and delivery
                      ---------
hereof by the Borrowers and the Agent:

     (a) Section 1.01 of the Credit Agreement shall be amended as follows:

     (i) by deleting the definition of Applicable Margin and inserting in place thereof the following definition:

          "Applicable Margin" shall mean, with respect to each Type of
           -----------------
Syndicated Loan, for any day, the percentage set forth below which corresponds to the Borrower's Rating Level for such day:

          Borrower's Rating Level        Percentage
          -----------------------        ----------
               1 through 7               0.2250%
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               8 through 10      0.2750%
               11                0.7500%

     (ii) by deleting the definition of Commitment Termination Date and inserting in place thereof the following definition:

               "Commitment Termination Date" shall mean August 9, 1996, or such
                ---------------------------
     further date as the Commitment Termination Date may be extended to pursuant to Section 2.10, provided that if any such day shall not be a Business Day, the Commitment Termination Date shall be the next preceding Business Day.

     (iii) by deleting the definition of Facility Fee Rate and inserting in place thereof the following definition:

          "Facility Fee Rate" shall mean for any day, the percentage set forth
           -----------------
below which corresponds to the Borrower's Rating Level for such day:

          Borrower's Rating Level             Percentage
          -----------------------             ----------
               1 through 7                        0.1000%
               8 through 10                       0.1250%
               11                                 0.3500%

     (iv) by deleting the definition of Final Maturity Date and inserting in place thereof the following definition:

               "Final Maturity Date" shall mean the date 3 months following the
                --------------------
     then-applicable Commitment Termination Date.

     (b) A new Section 2.10 shall be inserted in numerical order, to read as follows:

               Section 2.10.  Extension of Commitment Termination Date.  (a)
                              ----------------------------------------
     Holdings may, by notice to the Agent (which shall promptly deliver a copy to each of the Banks) not less than 60 days and not more than 90 days prior to the Commitment Termination Date then in effect hereunder (the "Existing
                                                                       --------
     Commitment Termination Date"), request that the Banks extend the Commitment
     ---------------------------
     Termination Date for an additional 364 days from the Consent Date (as defined below). Each Bank, acting in its sole discretion shall, by notice to Holdings and the Agent given on the date (and subject to the proviso below, only on the date) 30 days prior to the Existing Commitment Termination Date (provided that if such date is not a Business Day, then such notice shall be given on the next succeeding Business Day) (the "Consent Date"), advise Holdings whether or not such Bank agrees to such
     -------------
     extension; provided that each Bank that determines not to extend the Commitment Termination Date (a "Non-extending Bank") shall notify the Agent
                                     ------------------
     (which shall notify Holdings) of such fact promptly after such determination
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     (but in any event no later than the Consent Date) and any Bank that does not advise Holdings on or before the Consent Date shall be deemed to be a Non-extending Bank. The election of any Bank to agree to such extension shall not obligate any other Bank to agree.

               (b) Holdings shall have the right on or before the Existing Commitment Termination Date to replace each Non-extending Bank with one or more other banks (which may include any Bank, each prior to the Existing Commitment Termination Date an "Additional Commitment Bank") with the
                                     --------------------------
     approval of the Agent (which approval shall not be unreasonably withheld), each of which Additional Commitment Banks shall have entered into an agreement in form and substance satisfactory to Holdings and the Agent pursuant to which such Additional Commitment Bank shall, effective as of the Existing Commitment Termination Date, undertake a Commitment (if any such Additional Commitment Bank is a Bank, its Commitment shall be in addition to such Bank's Commitment hereunder on such date).

               (c) If (and only if) Banks holding Commitments that, together with the additional Commitments of the Additional Commitment Banks that will be come effective on the Existing Commitment Termination Date, aggregate at least 50% of the aggregate amount of the Commitments (not including the additional Commitments of the Additional Commitment Banks) on the Consent Date shall have agreed to extend the Existing Commitment Termination Date, then, effective as of the Existing Commitment Termination Date, the Existing Commitment Termination Date shall be extended to the date falling 364 days after the Consent Date (provided if such date is not a Business Day, then such Commitment Termination Date as so extended shall be the next preceding Business Day) and each Additional Commitment Bank shall thereupon become a "Bank" for all purposes of this Agreement.

          Notwithstanding the foregoing, the extension of the Existing Commitment Termination Date shall not be effective with respect to any Bank unless:

                    (i) no Default shall have occurred and be continuing on each of the date of the notice requesting such extension, on the Consent Date or on the Existing Commitment Termination Date;

                    (ii) each of the representations and warranties of the Borrowers in Section 8 hereof shall be true and correct on and as of each of the date of the notice requesting such extension, on the Consent Date and on the Existing Commitment Termination Date with the same force and effect as if made on and as of each such date (or if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

                    (iii) each Non-extending Bank shall have been paid in full by the Borrowers all amounts owing to such Bank hereunder on or before the Existing Commitment Termination Date.

Even if the Existing Commitment Termination Date is extended as aforesaid, the Commitment of each Non-extending Bank shall terminate on the Existing Commitment Termination Date.

               (c) Section 9.08(a) shall be amended to read in its entirety as follows:

               (a)  Minimum Consolidated Tangible Net Worth.  Holdings will not
                    ---------------------------------------
     permit Consolidated Tangible Net Worth to be less than $475,000,000 at any time.

          Section 3.  Representations and Warranties.  The Borrowers represent
                      ------------------------------
and warrant to the Banks and the Agent that the representations and warranties set forth in Section 8 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof.

          Section 4.  Miscellaneous.  Except as herein provided, the Credit
                      -------------
Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in counterparts, which taken together shall constitute one and the same amendatory instrument. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed as of the day and year first written above.


                              FUND AMERICAN ENTERPRISES
                                HOLDINGS, INC.


                              By ________________________________
                                   Name
                                   Title:


                              FUND AMERICAN ENTERPRISES, INC.


                              By _________________________________
                                   Name:
                                   Title:

                              FFOG, INC.


                              By __________________________________
                                   Name
                                   Title:


                              THE CHASE MANHATTAN BANK
                               (NATIONAL ASSOCIATION), as Agent


                              By_____________________________________
                                   Name:
                                   Vice President

                                    CONSENT

                          Dated as of August __, 1995

    Re: Amendment No. 3 to the Credit Agreement dated as of June 2, 1994 with FUND AMERICAN ENTERPRISES HOLDINGS, INC.
                FUND AMERICAN ENTERPRISES, INC., and FFOG, INC.


          The undersigned, as a Bank under and as defined in the Credit Agreement dated as of June 2, 1994 as amended by Amendment No. 1 dated as of June 1, 1995 and by Amendment No. 2, dated as of August 2, 1995 the "Credit
                                                                     ------
Agreement") among Fund American Enterprises Holdings, Inc., Fund American
---------
Enterprises, Inc., and FFOG, Inc., the Banks referred to therein and The Chase Manhattan Bank (National Association), as Agent, hereby consents to the execution and delivery by the Agent on or after August 11, 1995 of an Amendment No. 3 to the Credit Agreement in the form attached hereto as Exhibit A in respect of the Credit Agreement; provided, that the undersigned may withdraw such consent by prior written notice received by the Agent at any time prior to the execution and delivery by the Agent of said Amendment No. 3.

          This Consent shall be effective only until August 11, 1995, unless extended by the undersigned.




                              CIBC, INC.

                              By _________________________
                                 Name:
                                 Title: